Columbia Variable Portfolio – Core Equity Fund
(the “Fund”)

Supplement dated July 28, 2011
to the Prospectus dated April 29, 2011

The following changes are effective August 1, 2011.

The list of portfolio managers under the caption “Fund Management” in the Summary of the Fund section of the prospectus is hereby revised to add the following information:

Portfolio Manager	Title	Managed Fund Since
Oliver Buckley	Portfolio Manager	August 2011

The description of the portfolio managers responsible for the Fund’s day-to-day portfolio management, as described under the caption “Portfolio Management” in the More Information About the Fund section is hereby revised to add the following information:

Oliver E. Buckley, Portfolio Manager

•	Managed the Fund since August 2011.

•	Joined the investment manager in August 2011.

•	Head of Active Equity, Mellon Capital Management, 2000-2010.

•	Began investment career in 1989.

•	BS in Mathematical Sciences, Stanford University; MS in Engineering – Economic Systems, Stanford University; MBA in Finance from University of California.

S-6347-6 A (7/11)